UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

November 14, 2008

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

NEWS CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-32352	26-0075658
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

1211 Avenue of the Americas, New York, New York 10036

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(212) 852-7000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

NOT APPLICABLE

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

News Corporation (the “Company”) filed its Quarterly Report on Form 10-Q for the three months ended September 30, 2008 (“Q1 2009 10-Q”) on November 6, 2008. As a participant in the Securities and Exchange Commission’s voluntary XBRL (eXtensible Business Reporting Language) program, the Company has attached as Exhibit 100 to this Current Report on Form 8-K the following financial statements from the Company’s Q1 2009 10-Q formatted in XBRL: (i) the Consolidated Statements of Operations for the three months ended September 30, 2008 and 2007, (ii) the Consolidated Balance Sheets as of September 30, 2008 and June 30, 2008 and (iii) the Consolidated Statements of Cash Flows for the three months ended September 30, 2008 and 2007.

Pursuant to Rule 401 of Regulation S-T, users of this data are advised that the financial information contained in the XBRL-related documents is unaudited and that these are not the official publicly filed financial statements of the Company. The purpose of submitting these XBRL-related documents is to test the related format and technology, and, as a result, investors should continue to rely on the official filed version of the furnished documents and not rely on the information in this Current Report on Form 8-K, including Exhibit 100, in making investment decisions.

In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description
100	The following financial statements from News Corporation’s Quarterly Report on Form 10-Q for the three months ended September 30, 2008, filed with the Securities and Exchange Commission on November 6, 2008, formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Statements of Operations for the three months ended September 30, 2008 and 2007, (ii) the Consolidated Balance Sheets as of September 30, 2008 and June 30, 2008 and (iii) the Condensed Consolidated Statements of Cash Flows for the three months ended September 30, 2008 and 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWS CORPORATION (REGISTRANT)

By:	/s/ Lawrence A. Jacobs
Lawrence A. Jacobs
Senior Executive Vice President and Group General Counsel

Dated: November 14, 2008

EXHIBIT INDEX

Exhibit Number	Description
100	The following financial statements from News Corporation’s Quarterly Report on Form 10-Q for the three months ended September 30, 2008, filed with the Securities and Exchange Commission on November 6, 2008, formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Statements of Operations for the three months ended September 30, 2008 and 2007, (ii) the Consolidated Balance Sheets as of September 30, 2008 and June 30, 2008 and (iii) the Condensed Consolidated Statements of Cash Flows for the three months ended September 30, 2008 and 2007.